ASSET EXCHANGE

CORPORATE OFFICES

Asset Exchange Corporation
1401 Lunt Ave
Elk Grove Village, IL 60007
312 222 1350 p
312 222 1351 f

REMARKETING FACILITY 2

Asset Exchange Corporation
902 East Park Avenue
Libertyville, IL 60048
847 312 9876 p
847 918 0966 f

Purchase Order

PO 12021240 — 04/22/2021

VENDOR — **SHIP TO**

Florida Precision Aerospace, Inc
821 NW 57th Place
Fort Lauderdale, FL 33309

TERMS	**FOB / ROUTING**
Paid In Full 04/23/2021	As Is Where Is

Quantity	**Asset Description**	**Price**

Mazak Slant Turn Nexus 550/ 3000 Serial Number: S/n 260818

Equipped With

Mazatrol Matrix Nexus 2 Control, High-Power Coolant 213psi (2.2 Kw), Tool Eye (Automatic) For 24" Chuck, 3" Tooleye Spacer (Required For Manual Chucks), Pratt Burnerd 24" 3-Jaw Manual Chuck (For 12.5" Bore), Kitagawa B-24a20 W/ S2816 Cyl. (For 10.8" Or 12.5" Bore) (Currently Installed), Smw Slux-Z-5 Steady Rest Head Installed (1.77"-12.20" Cap.), Enhanced Hinge Chip Conveyor side Exit For 120"(Jorgensen), Mt Connect Preparation (Software Upgrade To Support), All Available Tooling & Manuals

As Is, As Inspected, Where Is — **$275,000.00**

Please acknowledge acceptance by signing below and returning to sales@assetexchangeinc.com or fax 773-866-9601

Florida Precision Aerospace, Inc Authorized Signatory

Asset Exchange II LLC

Equipment is purchased and sold free and clear of all liens and encumbrances

BUYERS AND SELLERS OF ALL CNC AND MANUAL METAL WORKING AND FABRICATING MACHINERY

www.assetexchangeinc.com